GC CHINA TURBINE CORP.

(Formerly Nordic Turbines Inc)

Corporate Presentation

Legal

This presentation contains certain forward-looking statements regarding the Company's strategy and growth prospects as well as the drivers of the Company's business which are subject to risks and uncertainties. The forward-looking statements in this presentation are subject to risks and uncertainties and include statements regarding our financial position, business strategy, and other plans and objectives for future operations, as well as any other statements which are not based on historical facts. Although we believe that these statements are based on reasonable assumptions, they are subject to numerous factors, risks, and uncertainties that could cause actual outcomes and result to be materially different from those projected. These factors, risks, and uncertainties include the Company's limited operating history and inability to predict future operations with any certainty, development risks related to contemplated recovery efforts, the ability to timely complete vendor agreements, construction and build-out of infrastructure, labor costs, and market prices. Wuhan Guoce Science & Technology Co., Ltd. and Wuhan Guoce Nordic New Energy Co. Ltd. d.b.a GC China Turbines as well as any divisions or affiliates does not undertake to update any forward-looking statements. This Presentation does not constitute an offer to sell or the solicitation of an offer to buy securities of GC China Turbines (et al).

GC China Turbines Inc.

Manufactures state-of-the-art twin blade wind turbines and development systems aimed at delivering economics comparable to traditional electrical generation systems.


2 BLADES
Lower Manufacturing, Installation & Operating Costs
A Longer Lifespan & Maximum Power

GC CHINA TURBINE CORP.

Company Overview

The Leader in Cost Effective
Megawatt Class Wind Energy Turbines

Existing Manufacturing, Sales and Distribution Capability

GC China Turbines is a sister company of Wuhan Guoce Sci & Tech Co., Ltd. (established 1993) Which offers direct access to previously developed, well established vertical markets across China. GC China Turbines has 128 million in sales currently on order.

Licensed proprietary game-changing technology

Technology based on 10 year, 75 million dollar R&D investment by the Government of Sweden

A Sound Operation

A venture of Wuhan Guoce Nordic New Energy Co. Ltd., an arm of the highly regarded, well established and successful multi-division Wuhan Guoce Group of Companies.

GC CHINA TURBINE CORP.

Investment Highlights

An established team with a proven track record and immediate access to the massive Chinese market

Market

- Large and growing wind turbine market in China's energy hungry economy
- The government is driven to source alternative clean energy solutions - quickly
- $47B in 2008 growing to $100B in five years — 1 MW class wind turbines exceed 5,000 MW/year and $7.5 billion in sales
- Chinese Government constantly developing new incentives for large producers

Company

- Experienced management team with demonstrated expertise in large scale manufacturing of complex systems and a robust, established parent organization
- Extremely competitive proprietary technology on a cost of energy ($/kWh) and cost of installation ($/kW) basis
- Growing order-book ($128 million) and customer prospects for 2009 and 2010 revenues

Financial

- Cash Flow Positive Before Year End
- Over $500 million in annual sales by 2012

Management

Hou Tiexin, Chairman & CEO
Beginning in 1982-2001, Hou Tiexin served with the Power Research Institute, State Grid Corporation as a senior engineer at professor-level, head of research offices and office of scientific research. He published a number of dissertations during this period and was awarded a number of scientific progress awards and patents. From 2001-2008, he served as the Chairman and General Manager of Wuhan Guoce Sci & Tech Co., Ltd.

Zhao Ying, VP Finance
Zhao Ying holds a Masters degree in law and economics. She previously served with Wuhan Guoce Sci & Tech Co., Ltd. for 9 years during which time she raised approximately 100 million Yuan for the company.

Tomas Lyrner, Chief Engineer
Mr. Lyrner is a Swedish wind power technology expert with over thirty years in R & D, design, production and assembly of wind turbines. He was fully involved in the design and development of the original wind turbine prototypes. These units were developed under the auspices of the Royal Swedish Fund and are installed in Sweden. A 3.0MW 2-blade wind turbine designed by Mr. Lyrner has been in operation for more than 100,000 hours thereby achieving the electricity generation world record for a single wind turbine structure.

Preben Maegaard, Consultant
Preben Maegaard of Denmark is a Former Chairman of the World Wind Energy Association, and since 1999 is a Director of EREF, the European Renewable Energy Federation. Since 2001 he has been the President of the World Wind Energy Association, WWEA.

Marcus Laun, Non Executive Director
Mr. Laun is currently a senior banker at Wynston Hill Capital, LLC where he is responsible for all aspects of capital raising and advisory engagements for micro- and small-cap ventures. From 2004 through 2008, Mr. Laun held various positions at Knight Capital Group including serving as managing director and director. Mr. Laun received a Masters' in Business Administration degree from Columbia Business School and received a Bachelor of Science degree from Cornell University.

GC China Benefits from an Established Position in the Marketplace

- GC China Turbines was formed by Guoce Science and Technology which:
  - Formed Core Management team for Nordic
  - Gave initial strategic guidance
  - Supplied necessary start-up resources

- Who is Guoce Science and Technology?
  - Leader in developing and selling electronic and hydraulic controls for Turbine Industry in China
  - Also develop and sell Nuclear Control Systems Internationally
  - Counts GE as a customer
  - 40% Market Share in chosen Vertical within China
  - 10 Year Profitable Operating History
  - Relationships with all the major Utilities in China

- GC China now uses the Guoce relationships to facilitate:
  - Contracts with Wind Farms
  - Sales into Utility Industry
  - Purchasing of Components of Turbines

GC CHINA TURBINE CORP.

Key Technology



Load Absorbing Mounts
Flexible Hub

Exploded view of proprietary moving hub and vibration damping system

- The design is a patented, integrated system designed to minimize potentially damaging vibrations
- Flexible "moving-hub" avoids transferring most shock loads to the gearbox
- Management and design of the control system is key
- Uses automated blade sensors & controls. Constant feedback ensures highest efficiency
- The technology offers a new approach and significant opportunities for large scale wind farms including remote onshore and offshore installations

GC CHINA TURBINE CORP.

Product Differentiation

2-Bladed Turbine





- Simplified Internal Mechanism and Structure
- Load shedding, "flexible" design reduces stress and impact loads
- Lower loads, less weight, less cost

3-Bladed Turbine





- Complicated Internal Mechanism and Structure
- Rigid & Massive
- Much higher failure rate and higher operational costs
- Difficult to erect in many locations

GC CHINA TURBINE CORP.

Simple Design when compared to 3-Blade


Top access
Main gearbox
Generator
Hubsupports
Load Absorbing Mounts
Coupling
Stand
Lower access
Chassis
Flexible Hub
Elastic support
Yaw bearing

Exploded internal structure of GC China 1MW 2-blade wind turbine

GC CHINA TURBINE CORP.

Global Market Positioning



Wind Power Capacity,
Top Ten Countries, 2008
MEGAWATTS
25000
20000
15000
10000
5000
0
United States
Germany
Spain
China
India
Italy
France
United Kingdom
Denmark
Portugal
Existing in 2007
Added in 2008

China will soon possess the largest wind generation capacity worldwide

GC CHINA TURBINE CORP.

Market Opportunity

- China Enjoys Massive total reserves of Wind Energy
- The "Greening" of the Chinese grid will focus on creating more nuclear and wind generating capacity
- Projected investments in Wind Turbines total $14.6 billion from now through 2011 (18,000 megawatts additional generating capacity)

Market capacity for offshore areas (10,000 kilowatts)

Offshore area	15,7000m^2
Developable areas	1,5000-3,5000m^2
Total reserves of wind energy	75,000
Developable technology	10,000-20,000

Market Growth


China's Projected Wind Capacity Growth
WIND CAPACITY (GIGAWATTS)
100.00
90.00
80.00
70.00
60.00
50.00
40.00
30.00
20.00
10.00
0.00
2007
2008
2009
2010
2011
2012
2013
2014
2015
2016
2017
2018
2019
2020
YEAR

GC China Turbines is well positioned to capture this government mandated growth

GC CHINA TURBINE CORP.

China's Wind Initiatives Likely to Benefit Chinese Companies most

- Government Stimulus funds are being allocated to Chinese Companies
- "Foreign Makers of wind turbines complain that they have been shut out of bidding for a $5 billion stimulus financed power plant" – AP 6/18/09
- GE has pulled out of the bidding process for expansion of the Jiangsu Wind Farm – believing that it can't compete against the Chinese incumbents – Reuters *"Foreigners swept aside as wind power blows through China"* 6/4/09
- Foreign Manufacturers complain that China's efforts to eliminate turbines with capacities of less than 1 megawatt is also a form of restrictive practice that plays into the hands of domestic firms. – Reuters *"Foreigners swept aside as wind power blows through China"* 6/4/09
- Ministry of Energy projecting expenditures of $150 billion before 2020

Value Proposition

Targeted Customers

- New Products Open New Markets
- Offshore (ocean) developers where environmental issues are paramount.
- Rural developers (mountains) – installation costs were previously prohibitive

Competitive Analysis

- Traditional technology has flooded the market with inferior products
- Poor quality is widespread causing frequent faults
- 3 blade "traditional" systems: expensive to purchase and operate

Markets demand Next Generation "High Quality & Low Cost" wind turbines

GC China Wind Turbines

High performance, low cost -- our core advantages:

LOW PURCHASING COST

LOW INSTALLATION COST

LOW OPERATING COST

LONG LIFE & HIGH OUTPUT

Competitive Advantage Through Design

- **2 blades vs. 3… a lighter, simpler product**
- **No need for main shaft, main bearing, pitch bearing – saves initial costs and fabrication lead times. Saves on operational costs**
- **No need for mechanical yaw braking system**
- **Built in blade tip braking system outperforms anything else**
- **Dedicated electronic sensor and remote operations systems – instant feedback & control**
- **Lighter tower, saving materials and foundation costs – allows for installation in challenging environments**

Cost Differences Between 3-bladed and 2-bladed		
2-Bladed parts	3-Bladed parts	Manufacturing Cost Saving
2 blades	3 blades	$90,000 USD
Soft tower	Tower	$45,000 USD
No need	Frequency converter	$200,000 USD
	Blade bearing	
	Main bearing	
	Variable pitch	
	Main shaft	
	Yaw brake system	
Same parts		
Total		$335,000 USD

GC CHINA TURBINE CORP.

Competitive Advantage Through Quality

Four 1MW turbines have been running in Sweden continuously for 8-12 years

The system has achieved 100,000 hours of problem-free operation with 97.7% uptime

There were no drive train failures during the entire timeline



Competitive Advantage
Low Installation Cost

- Two bladed installations are faster, simpler, lower risk and safer
- On-ground assembly mitigates risk and overall difficulty
- Fewer crane picks (3 vs. 5) simplifies scheduling
- Use of cheaper 400 T Hydraulic truck-crane - arrives onsite and sets up faster.
- Remote rural region non-hydraulic lift system under development.
- Lower transportation costs because of fewer trailer loads (4 versus 6)
- Installation cost ~ 50% of that for 3-bladed turbines

Project	2-Blade	3-Blade
	Crane	Crane
Crane Type	40 Ton Unit	80 Ton Unit 30 Ton Unit
Install Time	1 day/unit	2 day/unit
Cost per Crane	$ 1,400.00	$ 3,600.00
50MW Farm Install (USD)	$66,000.00	$176,000.00

GC CHINA TURBINE CORP.

Competitive Advantage
Proprietary Monitoring Technology



Wind Farm
WT-HUMS
Diagnosis & Forecast Data
Remote Operator
Ground station
Mobile and email
Internet / LAN
Via SMS or Email
• WT-HUMS auto diagnosis and result forecast
• Status alarm (via SMS or HSDPA)
Diagnosis center
Diagnosis server
WW-WT Database
Internet based wind turbine management system
Online diagnosis supports, updates and interprets wind turbine results compared to database

Representative Detector Locations



Input shaft
Gearbox
Generator shaft
Generator
1
2
3
4
5
6
7

1 Front bearing of horizontal input shaft
2 Front bearing of vertical input shaft
3 Rear bearing of input shaft
4 Planetary system
5 Output shaft & oil pump
6 Generator input bearing
7 Generator output bearing

GC CHINA TURBINE CORP.

Competitive Comparison

Figure 2: IEC2 wind farm return on investment analysis

Design Capacity: 50x1000Kw for 2-blade wind turbines 33x1500Kw for 3-blade wind turbines	1.0MW 2-blade wind turbines (imported components)	1.0MW 2-blade wind turbines (domestic components)	1.5MW 3-blade wind turbines
Total Estimated Investment	56,366,834.94	43,933,017.31	65,284,490.05
Per KW	1,127.40	878.60	1,318.85
Return on investment	8.10%	11.19%	7.06%
Return on capital	28.13%	38.88%	24.52%
Pre-tax return on investment	9.82%	13.39%	8.64%
IRR	15.41%	19.94%	14.08%
Payback period (years)	7.03	5.82	7.49

Figure 3: IEC3 wind farm return on investment analysis

Design Capacity: 50x1000Kw for 2-blade wind turbines 33x1500Kw for 3-blade wind turbines	1.0MW 2-blade wind turbines (imported components)	1.0MW 2-blade wind turbines (domestic components)	1.5MW 3-blade wind turbines
Total Estimated Investment	56,365,372.31	43,933,017.31	65,284,490.05
Per KW	1,127.40	878.60	1,318.85
Return on investment	5.46%	7.81%	4.49%
Return on capital	18.96%	27.12%	15.58%
Pre-tax return on investment	6.86%	9.61%	5.76%
IRR	11.85%	15.64%	10.53%
Payback period (years)	8.41	6.95	9.06

GC China Turbines generate the quickest payback on investment

GC CHINA TURBINE CORP.

Supply Chain & Quality Control

All key components for 1.0 MW wind turbine are fabricated locally in China to the highest standards



- Efficient working capital utilization
- Quality driven purchasing
- For outsourced components: two suppliers for each part
- Independent quality substantiation offered on all critical parts
- GC China is in close collaboration with certifying authorities
- Quality plan drives focus on critical processes and components
- All outsource partners offer verifiable inventories to ensure timely logistics

Manufacturing and Installation

The production line for 1.0 MW turbines is operational













Future Growth

Market Development

- Contracts in execution worth 128 million USD
- Consolidating regional market opportunities
- Have obtained recognition from international governing agencies
- Developing joint production capacity in Europe




Enea

GC CHINA TURBINE CORP.

Future Growth

•The Company aims to provide wind energy at a price comparable to traditional electrical generation projects.

•GC China intends to achieve this by identifying promising technologies and to further minimize costs by sourcing the majority or all components from within China.

•GC China currently produces a 1.0 MW two-blade wind turbine. Focusing on the Chinese market, GC China will penetrate broader reaches of the Chinese market with the launch of the more powerful 2.3 and 3.0 MW 2-blade turbines. The 3.0 MW wind turbine is specifically targeted for offshore applications.



Financial - Balance Sheet

GC China Turbine Corp. FYE 2008

CURRENT ASSETS	
CASH AND CASH EQUIVALENTS	0.01
ACCOUNT RECEIVABLE	3.20
OTHER RECEIVABLE	0.50
ADVANCES TO SUPPLIERS	1.00
INVENTORY	3.39
OTHER	0.28
TOTAL CURRENT ASSETS	8.38
FIXED ASSETS COST	1.42
INTANGIBLE ASSETS	0.94
LONG TERM RECEIVABLES	0.14
DEFERRED TAX ASSETS	0.07
TOTAL NON-CURRENT ASSETS	2.57
TOTAL ASSETS	10.95

CURRENT LIABILITIES	
SHORT-TERM BORROWING	2.33
ACCOUNT PAYABLE	0.72
DEFERRED REVENUE	4.73
OTHER PAYABLE	0.51
ACCRUED TAXES	0.50
TOTAL LIABILITY	8.79
SHAREHOLDER'S EQUITY	
PAID-UP CAPITAL (OR STOCK)	2.71
RETAINED EARNINGS	-0.55
TOTAL EQUITY	2.16
TOTAL LIABILITY AND EQUITY	10.95

GC CHINA TURBINE CORP.

Financial – Income Statement

	2008	2009	2010	2011	2012
NET SALES	3.1	28.7	87.2	199.5	536.0
COST OF SALES	2.9	19.8	57.5	137.0	365.4
GROSS PROFIT	0.1	8.9	29.8	62.5	170.6
	4%	*31%*	*34%*	*31%*	*32%*
OPERATING EXPENSE:					
SELLING AND MARKETING EXPENSES	0.1	0.3	1.0	2.3	6.3
RESEARCH AND DEVELOPMENT EXPENSES	0.1	-	-	-	-
GENERAL AND ADMINISTRATIVE EXPENSES	0.4	3.0	9.2	19.7	45.9
TOTAL OPERATING EXPENSES	0.6	3.4	10.2	22.0	52.2
GAIN (LOSS) FROM OPERATIONS	-0.4	5.5	19.5	40.5	118.5
	-14%	*19%*	*22%*	*20%*	*22%*
INTEREST EXPENSE	0.1	0.1	-	-	-
INTEREST INCOME	-0.0	-	0.0	0.1	0.2
GAIN ON FOREIGN EXCHANGE	-0.1	-	-	-	-
OTHER EXPENSES	0.0	-	-	-	-
EARNINGS (LOSS BEFORE INCOME TAXES	-0.5	5.5	19.6	40.6	118.7
INCOME TAXES	0.1	1.4	4.9	10.1	29.7
NET INCOME (LOSS)	-0.4	4.1	14.7	30.4	89.0
	-13%	*14%*	*17%*	*15%*	*17%*

GC CHINA TURBINE CORP.

Financial Partners

NewMargin VENTURES

NewMargin Ventures is a leading venture capital management company in China. The company focuses on industry sectors that they believe will offer phenomenal growth opportunities in the coming decades. NewMargin's team consists of seasoned professionals with a combination of deep industry knowledge and strong investment experience. NewMargin is the first venture capital management company in China that manages and advises both domestic and offshore funds.

CEYUAN VENTURES 联创策源

Ceyuan Ventures is a Beijing-based early stage venture capital firm focused on IT and emerging growth companies. They emphasize backing great teams, technology and business innovation. John S. Wadsworth, Jr. is Chairman, Co-Founder and Special Director. He is also the Honorary Chairman of Morgan Stanley Asia and an Advisory Director for Morgan Stanley & Co. Incorporated ("Morgan Stanley") globally.



Thank You

GC China Turbine Corp.

1694 Falmouth Road, Suite 147,
Centerville, MA 02632-2933

1-888-838-8478

info@gccturbine.com